EXHIBIT 10.5
                                                                    ------------
                       HOSPITAL AND SPECIAL WASTE FACILITY
                    EXCLUSIVE MEDICAL WASTE SERVICE AGREEMENT
                    -----------------------------------------

CUSTOMER NAME: CHRISTUS SPOHN HOSPITAL SYSTEM   CONTACT: JESSE YVARRA/ROY CUEVAS
               ------------------------------            -----------------------

SERVICE ADDRESS:  1702 SANTE FE                 PHONE:   (361) 902-4954/902-4889
                  ---------------------------            -----------------------

CITY, STATE, ZIP:CORPUS CHRISTI, TEXAS  78404   OFFICE HOURS:
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ADDITIONAL  INFORMATION:  THE FOLLOWING CONTRACT TO INCLUDE:  SHORELINE,  SOUTH,
ALICE, BEEVILLE, KLEBERG, FAMILY HEALTH CENTERS, RURAL CLINICS, INFIRMARY, ALL SITES PRESENT & FUTURE.

        SERVICE TYPE                 SERVICES PROVIDED             FEE
-----------------------------   --------------------------   -------------------
[X] DAILY: Where applicable       ANNUAL SERVICE CHARGE:     $   50.00
                                                                 --

[X] WEEKLY:  Where applicable           BOX PRICE            $   N/A
                                                                 ---

[ ] MONTHLY                              LB PRICE            $   0.20
                                                                 --

                                    TRANSPORTATION FEE       $   N/A
                                                                 ---

                                MINIMUM WEIGHT 14 LBS. N/A   ACTIVE - INACTIVE -


-----------------------------   --------------------------   -------------------
                                   FOR OFFICE USE ONLY:
ESTIMATED NUMBER OF               EFFECTIVE SERVICE DATE:    EFFECTIVE PICK UP
BOXES PER MONTH: N/A                                         DATE:
                 ---
                                        03/01/99
                                        --------             ----/----/----

                                                             BLUE/GREEN/
                                                             RED/YELLOW

                                                             M  T  W  R  F
                                                              -- -- -- -- --
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                                TERMS OF CONTRACT
                                -----------------
PAYMENT TERMS:
--------------

EMSI's payment terms are forty-five (45) days net. Full Payment of all invoices is required forty-five (45) days from date of invoice. Services will be temporarily suspended on all delinquent accounts.



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

TERM:
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The initial term of this agreement  shall be for a period of one (1) ___ two (2)
___ or three (3) X years unless otherwise specified. The service agreement shall commence upon the date set forth above (Effect Service Date) and expiring on 03/01/02. This agreement shall automatically renew for successive one year periods unless either party provides written notice to the other at least thirty
(30) days but not more than ninety (90) days prior to the expiration of the initial term or any renewals there after. All renewals shall be on the same terms and conditions as set forth herein except that the Corporation reserves the right to increase fees charged for services hereunder for any renewal period as provided by the terms of this Agreement.

By signing in the space provided below, the Customer acknowledges having read this Agreement in its entirety and agrees that it is bound by terms and conditions set forth above and set forth on the reverse of this page.

/S/ ANTHONY W. HEEP                           /S/ MARK P. TATE
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AUTHORIZED CUSTOMER SIGNATURE                 EMSI REPRESENTATIVE'S SIGNATURE

Anthony W. Heep                               Mark P. Tate
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CUSTOMER'S PRINTED NAME                       EMSI REPRESENTATIVE'S PRINTED NAME

Executive Vice President                      03/26/99
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TITLE  (PLEASE PRINT)                         DATE OF AGREEMENT















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